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    As filed with the Securities and Exchange Commission on February 25, 2000


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 24, 2000

               Exact name of Registrant as specified
Commission     in its charter, address of principal               State of        I.R.S. Employer
File No.       executive offices, telephone number             Incorporation    Identification No.

1-8349         FLORIDA PROGRESS CORPORATION                      Florida            59-2147112
               One Progress Plaza
               St. Petersburg, Florida 33701
               Telephone (727) 824-6400

1-3274         FLORIDA POWER CORPORATION                         Florida            59-0247770
               One Progress Plaza
               St. Petersburg, Florida 33701
               Telephone (727) 820-5151

The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.




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Item 5. Other Events

        In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Annual Report on Form 10-K for the year ended December 31, 1999:

        Florida Progress issued an Investor News report dated February 24, 2000 reporting an increase in its annual dividend. A copy of the Investor News report is filed herewith as Exhibit 99.

Item 7. Financial Statements and Exhibits

        (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)     Description of Exhibit

99                     Florida Progress Corporation Investor News report dated
                       February 24, 2000.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FLORIDA PROGRESS CORPORATION

                                             FLORIDA POWER CORPORATION

                                                    /s/ Pamela A. Saari
                                             By:____________________________
                                             Pamela A. Saari
                                             Treasurer of each Registrant

Date: February 24, 2000




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                                  EXHIBIT INDEX

Exhibit No.    Description of Exhibit

99             Florida Progress Corporation Investor News report dated
               February 24, 2000.





























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